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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 23, 1997




                        COMCAST CELLULAR HOLDINGS, INC.
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            (Exact Name of Registrant as Specified in its Charter)

            Delaware                    333-31009                23-2687447
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(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                     Identification No.)


     1105 North Market Street, Suite 1219
             Wilmington, Delaware                                19801
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   (Address of Principal Executive Offices)                   (Zip Code)

                                (302) 427-8991
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             (Registrant's telephone number, including area code)


         (Former Name or Former Address, if Changed Since Last Report)
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               ITEM 5. Other Events.

               On December 23, 1997, Comcast Cellular Holdings, Inc. (the "Company") merged with and into its wholly owned subsidiary, Comcast Cellular Corporation ("Comcast Cellular"), with Comcast Cellular as the surviving corporation of the merger (the "Merger").

               At the effective time of the Merger, each share of Common Stock, par value $.01 per share, of the Company was converted into one share of Common Stock, par value $.01 per share, of Comcast Cellular. In addition, each share of Series A Preferred Stock, par value $.01 per share, of the Company was converted into 1/1,000 of a share of Series A Preferred Stock, $.01 par value per share, of Comcast Cellular.

               ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
                       AND EXHIBITS

               None.


                                  SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              COMCAST CELLULAR HOLDINGS, INC.


Dated: February 9, 1998                     By:  /s/ Joseph J. Euteneuer
                                                 -----------------------------
                                              Name:  Joseph J. Euteneuer
                                              Title: Vice President and
                                                     Corporate Controller